                                                                    EXHIBIT 10.2


                                 FIRST AMENDMENT
                               TO CREDIT AGREEMENT

                  This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of December 15, 2004 and entered into by and among COVANTA ENERGY CORPORATION, a Delaware corporation ("Company"), and THE SUBSIDIARIES OF COMPANY LISTED ON THE SIGNATURE PAGES HEREOF AS BORROWERS (collectively, Company and such Subsidiaries of Company are "Borrowers" and each a "Borrower"), THE LENDERS PARTY HERETO, and BANK ONE, N.A., as Administrative Agent for the Lenders ("Administrative Agent"), and is made with reference to that certain Credit Agreement dated as of March 10, 2004 by and among Borrowers, the financial institutions parties thereto as Lenders, and Administrative Agent (the "Credit Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement (as amended by this Amendment).

                                    RECITALS

                  WHEREAS, Borrowers and the undersigned Lenders desire (i) to amend the Credit Agreement to permit the termination, sale and/or assignment of the obligations relating to certain landfill gas Projects of Covanta Power Pacific, Inc., Pacific Recovery Corporation and 8309 Tujunga Avenue Corporation, to permit the assignment of the contracts relating to the wastewater treatment facility with the Village of Canastota, New York, and to permit the separation of Mt. Lassen and Burney Mountain wood plant Projects and the permit for the Three Mountain Power Project from the other wood plant Projects of Company and its Subsidiaries, and (ii) to make certain other amendments to the Credit Agreement, subject to the terms and conditions set forth below;

                  NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

         SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

         1.1 PROVISIONS RELATING TO DEFINED TERMS.

                  Subsection 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

                  "CANASTOTA PROJECT" means the wastewater treatment facility for the Village of Canastota, New York.

                  "CANASTOTA PROJECT AGREEMENT" means the Operation and Maintenance of the Village of Canastota Wastewater Treatment Facility Agreement, dated June 1998, between the Village of Canastota and CES, as in effect immediately prior to the First Amendment Effective Date.

                  "CPPI" means Covanta Power Pacific, Inc., a Delaware corporation.

                  "CES" means Covanta Cunningham Environmental Support, Inc.

                  "FIRST AMENDMENT" means the First Amendment to Credit Agreement by and among Borrowers, Administrative Agent and Lenders, dated as of December 15, 2004.

                  "FIRST AMENDMENT EFFECTIVE DATE" has the meaning assigned to that term in Section 2 of the First Amendment.

                  "GRRP" means Generating Resource Recovery Partners, L.P., a California limited partnership.

                  "GUDE PROJECT" means the landfill gas Project in Montgomery County, Maryland.

                  "GUDE PROJECT AGREEMENTS" means, collectively, each of the agreements set forth on Exhibit A to the First Amendment, as in effect immediately prior to the First Amendment Effective Date.

                  "INACTIVE FOREIGN SUBSIDIARY" and "INACTIVE FOREIGN SUBSIDIARIES" have the meanings assigned to those terms in Section 8.

                  "PENROSE PROJECT" means the landfill gas Project in Sun Valley, California.

                  "PENROSE PROJECT AGREEMENTS" means, collectively, each of the agreements set forth on Exhibit B to the First Amendment, as in effect immediately prior to the First Amendment Effective Date.

                  "PEOG" means Pacific Energy Operating Group, L.P., a California limited partnership.

                  "PEOG/GRRP PURCHASE" means the purchase by CPPI (or a Subsidiary of CPPI that is a Borrower) from Pierpoint Power, Inc. of all of the outstanding limited partnership interests in PEOG and GRRP for cash consideration in the aggregate amount of $10.00 pursuant to documentation in form and substance satisfactory to Agents.

                  "PERI" means Pacific Energy Resources Incorporated, a California corporation.

                  "SANTA CLARA PROJECT" means the landfill gas Project in Santa Clara, California.

                  "SANTA CLARA PROJECT AGREEMENTS" means, collectively, each of the agreements set forth on Exhibit C to the First Amendment, as in effect immediately prior to the First Amendment Effective Date.

                  "TOYON PROJECT" means the landfill gas Project in Los Angeles, California.

                  "TOYON PROJECT AGREEMENTS" means, collectively, each of the agreements set forth on Exhibit D to the First Amendment, as in effect immediately prior to the First Amendment Effective Date.

                  "TUJUNGA" means 8309 Tujunga Avenue Corporation, a California corporation.

         1.2 PROVISIONS RELATING TO REPRESENTATIONS AND WARRANTIES.

                  Section 5 of the Credit Agreement is hereby amended by adding at the end thereof a new subsection 5.24 as follows:

                  "5.24 INACTIVE FOREIGN SUBSIDIARIES. None of the Inactive Foreign Subsidiaries has any material assets or operations. Borrowers have commenced dissolution proceedings with respect to the Inactive Foreign Subsidiaries."

         1.3 PROVISIONS RELATING TO NEGATIVE COVENANTS.

                  A. Subsection 7.3 of the Credit Agreement is hereby amended by
(i) deleting the "and" at the end of paragraph (xiii) thereof, (ii) deleting the "." at the end of paragraph (xiv) thereof and substituting therefor "; and", and
(iii) adding at the end thereof the following new paragraph (xv):

                  "(xv) CPPI (or a Subsidiary of CPPI that is a Borrower) may consummate the PEOG/GRRP Purchase and own Investments in all of the outstanding limited partnership interests in PEOG and GRRP, so long as
         (i) on and after consummation of the PEOG/GRRP Purchase all of the outstanding limited partnership interests in PEOG and GRRP shall be owned by CPPI (or a Subsidiary of CPPI that is a Borrower), (ii) upon consummation of the PEOG/GRRP Purchase, Collateral Agent shall be granted a First Priority perfected Lien in such limited partnership interests, and each Credit Party shall have executed such documents and taken such actions as may be required by the Credit Documents in connection therewith, (iii) immediately after giving effect to thereto, the PEOG/GRRP Purchase will not expand or modify the existing obligations of CPPI or any of its Subsidiaries to PEOG or GRRP and will not give rise to any obligations on the part of CPPI or any of its Subsidiaries to make capital contributions in respect of the limited partnership interests in PEOG and GRRP held by it and (iv) upon consummation of the PEOG/GRRP Purchase, Administrative Agent shall have received written acknowledgement in form and substance satisfactory to Administrative Agent from Company and its Subsidiaries with respect to the matters described in clause (iii) hereof."

                  B. Subsection 7.6C of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "C. MINIMUM CONSOLIDATED NET WORTH. Company shall not permit Consolidated Net Worth as at any date on or after the end of the most recently ended Fiscal Quarter set forth in the table below to be less than the correlative amount indicated:

                                  FISCAL QUARTER                               MINIMUM CONSOLIDATED NET WORTH
                     ------------------------------------------ --------------------------------------------------------------
                                     FQ4 2004                                            $46,017,000
                                     FQ1 2005                                            $47,574,000
                                     FQ2 2005                                            $49,130,000
                                     FQ3 2005                                            $50,687,000
                                     FQ4 2005                                            $52,243,000
                                     FQ1 2006                                            $57,508,000
                                     FQ2 2006                                            $59,508,000
                                     FQ3 2006                                            $63,508,000
                                     FQ4 2006                                            $67,908,000
                                     FQ1 2007                                            $70,908,000
                                     FQ2 2007                                            $73,908,000
                                     FQ3 2007                                            $77,908,000
                                     FQ4 2007                                            $82,724,000
                                     FQ1 2008                                            $84,724,000
                                     FQ2 2008                                            $86,724,000
                                     FQ3 2008                                            $89,724,000
                              FQ4 2008 and thereafter                                    $94,146,000



                  C. Subsection 7.7 of the Credit Agreement is hereby amended by
(i) deleting the "and" at the end of paragraph (iii) thereof, (ii) deleting the "." at the end of paragraph (iv) thereof and substituting therefor "; and", and
(iii) adding at the end thereof the following:

                  "(v) PERI may transfer to CPPI all of the outstanding Capital Stock of Pacific Ultrapower Chinese Station held by PERI on the First Amendment Effective Date, so long as (a) such transfer occurs on or prior to March 31, 2005, (b) upon such transfer, Collateral Agent shall be granted a First Priority perfected Lien in such Capital Stock, and each Credit Party shall have executed such documents and taken such actions as may be required by the Credit Documents in connection therewith, (c) such transfer shall not give rise to any additional obligations of any Borrower other than under this Agreement and the Credit Documents and other than tax obligations not exceeding $35,000 arising directly in connection with such transfer and (d) on or prior to the date of such transfer, Administrative Agent shall have received an Officer's Certificate in form and substance satisfactory to Administrative Agent from Company and its Subsidiaries certifying as to the matters described in clauses (b) and (c).

                  Notwithstanding any provision of this Agreement that would otherwise permit the following, CES may assign all of its rights and obligations under the Canastota Project Agreement to a third party, but only if (a) such assignment occurs on or prior to December 31, 2004,
         (b) after giving effect to such assignment, Borrowers and each of their respective Subsidiaries have no outstanding or further obligations under or arising out of the Canastota Project Agreement, under any guaranty or otherwise, (c) on or prior to the date of such assignment, each of the Village of Canastota and the assignee of Canastota Project Agreement shall have acknowledged in writing that it releases any claims against CES, Borrowers and any of their respective Subsidiaries arising out of or relating to the Canastota Project Agreement, and (d) on or prior to the date of such assignment, Administrative Agent shall have received an Officer's Certificate in form and substance satisfactory to Administrative Agent from Company certifying as to the matters described in clauses (b) and
         (c).

                  Notwithstanding any provision of this Agreement that would otherwise permit the following, CPPI, PEOG and Tujunga may assign all of their rights and obligations under the Penrose Project Agreements and the Toyon Project Agreements to Penrose Landfill Gas Conversion, LLC and Toyon Landfill Gas Conversion, LLC, respectively, and Penrose Landfill Gas Conversion, LLC and Toyon Landfill Gas Conversion, LLC may assign and/or sell all of their rights and obligations under the Penrose Project Agreements and the Toyon Project Agreements, respectively, to a third party, in each case only if (a) each such assignment or sale occurs on or prior to March 31, 2005, (b) after giving effect to any assignment or sale of the Penrose Project Agreements to a third party, Borrowers and each of their respective Subsidiaries have no outstanding or further obligations under or arising out of the Penrose Project Agreements, under any guaranty or otherwise, (c) after giving effect to any assignment or sale of the Toyon Project Agreements to a third party, Borrowers and each of their respective Subsidiaries have no outstanding or further obligations under or arising out of the Toyon Project Agreements, under any guaranty or otherwise (other than under an agreement with respect to the provision of transitional operations and maintenance services on terms and conditions and pursuant to documentation in form and substance satisfactory to Administrative Agent), and (d) on or prior to the date of any assignment or sale of the Penrose Project Agreements or the Toyon Project Agreements to a third party, Administrative Agent shall have received an Officer's Certificate in form and substance satisfactory to Administrative Agent from Company certifying as to the matters described in clause (b) or clause (c), respectively."

         1.4 PROVISIONS RELATING TO EVENTS OF DEFAULT.

                  A. Subsection 8.14 of the Credit Agreement is hereby amended by adding immediately prior to the ";" at the end thereof the following new proviso:

                  "; provided, however, that termination by Company and its Subsidiaries of any of the Gude Project Agreements, the Penrose Project Agreements, the Santa Clara Project Agreements and the Toyon Project Agreements shall not constitute an Event of Default under this subsection 8.14, so long as, in each case, (i) such termination is in connection with a sale or closure of the relevant

         Project that is not prohibited under this Agreement, (ii) such termination occurs on or prior to March 31, 2005, (iii) on or prior to the date of such termination, Administrative Agent shall have received an Officer's Certificate in form and substance satisfactory to Administrative Agent from Company and its Subsidiaries acknowledging that such termination will not give rise to any obligations (or accelerate or cause to mature any existing payment obligations) on the part of any Borrower under any guaranty or otherwise, (iv) such termination is pursuant to the contractual right of termination in such agreements or the mutual agreement of the parties thereto and (v) Company and its Subsidiaries exercise best efforts after such termination to collect any applicable termination penalty or other obligations owed to Company or any of its Subsidiaries by the counterparty to such agreements".

                  B. Section 8 of the Credit Agreement is hereby amended by adding at the end thereof (immediately before Section 9 of the Credit Agreement) the following:

                  "Notwithstanding anything in the Credit Agreement or the other Credit Documents to the contrary, so long as OPI Carmona Limited, a company organized under the laws of the Cayman Islands, OPI Carmona One Limited, a company organized under the laws of the Cayman Islands, or Covanta Energy Europe, Inc., a company organized under the laws of the United Kingdom (each, an "INACTIVE FOREIGN SUBSIDIARY", and collectively, the "INACTIVE FOREIGN SUBSIDIARIES"), has no material assets or operations, (i) Borrowers shall not be required to deliver certificates representing the Capital Stock of such Inactive Foreign Subsidiary (or any endorsement or instrument of transfer or assignment with respect thereto) to Collateral Agent and (ii) the failure of Borrowers to deliver any such certificate, endorsement or instrument shall not be deemed a breach of subsection 5.15A of this Agreement or
         Section 4(f) or 9(a) of the Security Agreement. Each Borrower hereby agrees to use commercially reasonable efforts to complete the 'winding down' and dissolution of the Inactive Foreign Subsidiaries as soon as practicable after the First Amendment Effective Date in accordance with any applicable law, statute, rule or regulation. Each Borrower further agrees that prior to the completion of such 'winding down' and dissolution, such Inactive Foreign Subsidiaries shall conduct no business other than in connection with their 'winding down' and dissolution."

                  1.5 SCHEDULES.

                  Schedules 7.4(iv) and 7.4(vi) of the Credit Agreement are hereby amended by deleting them in their entirety and substituting in place thereof new Schedules 7.4(iv) and 7.4(vi) in the form of such Schedules set forth on Annex A to this Amendment.

         SECTION 2. CONDITIONS TO EFFECTIVENESS

                  Section 1 of this Amendment shall only become effective upon the first date on which all of the following conditions precedent shall have been satisfied (the date of satisfaction of such conditions being referred to herein as the "FIRST AMENDMENT EFFECTIVE DATE"):

         2.1 DETROIT L/C FACILITY AGREEMENT AMENDMENT. Agents shall have received a fully executed amendment to the Detroit L/C Facility Agreement executed by "Requisite Lenders" thereunder, on terms and conditions substantially identical to the terms and conditions of this Amendment and pursuant to documentation in form and substance satisfactory to the Administrative Agent, the conditions precedent to the effectiveness of each of the provisions of which shall have been satisfied.

         2.2 AMENDMENT FEE. Borrowers shall have paid to Administrative Agent, for distribution to Lenders that have executed and delivered a counterpart to this Amendment prior to 12:00 Noon (New York City time) on December 15, 2004 ratably according to their relative Letter of Credit Exposure, an amendment fee equal to 0.15% of the aggregate Letter of Credit Exposure of all Lenders on and as of such date, and after giving effect to the payment of such fees Borrowers shall be in compliance with subsection 6.13 of the Amended Agreement (as hereinafter defined).

         2.3 ADMINISTRATIVE AGENT'S FEE. Borrowers shall have paid to Administrative Agent an agent's fee of $5,000.

         2.4 NEW BORROWERS. Borrowers shall have executed and delivered all documents and instruments and taken all actions required under subsections 6.8A and 6.8B of the Credit Agreement with respect to Penrose Landfill Gas Conversion, LLC and Toyon Landfill Gas Conversion, LLC as if such entities were Additional Subsidiary Borrowers, and CPPI shall have executed and delivered all documents and instruments and taken all actions required under the Security Agreement and the other Credit Documents with respect to its membership interests in Penrose Landfill Gas Conversion, LLC and Toyon Landfill Gas Conversion, LLC.

         2.5 ACKNOWLEDGMENT AND CONSENT. The Administrative Agent shall have received a fully-executed Acknowledgement and Consent to this Amendment executed by DHC, pursuant to documentation in form and substance to the Administrative Agent.

         SECTION 3. BORROWERS' REPRESENTATIONS AND WARRANTIES

                  In order to induce the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrowers represent and warrant to each Lender that the following statements are true, correct and complete:

         3.1 CORPORATE POWER AND AUTHORITY. Each Credit Party that is party thereto has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (collectively, the "AMENDED AGREEMENT").

         3.2 AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment have been duly authorized by all necessary corporate action on the part of each Credit Party that is party thereto and the performance of this Amendment and the Amended Agreement has been duly authorized by all necessary corporate action on the part of each Credit Party that is party thereto.

         3.3 NO CONFLICT. The execution and delivery by each Credit Party that is party to this Amendment and the performance by each Borrower of this Amendment and the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Organizational Documents of Company or any of its Subsidiaries or any order, judgment or decree of any court or other Government Authority binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries, or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

         3.4 GOVERNMENTAL CONSENTS. The execution and delivery by each Credit Party that is party to this Amendment and the performance by each Borrower of this Amendment and the Amended Agreement do not and will not require any Governmental Authorization.

         3.5 BINDING OBLIGATION. This Amendment has been duly executed and delivered by each Credit Party that is party thereto, and each of this Amendment and the Amended Agreement is the legally valid and binding obligation of each Credit Party enforceable against each Credit Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

         3.6 INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Amended Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         3.7 ABSENCE OF DEFAULT. As of the date hereof after giving effect hereto, there exists no Event of Default or Potential Event of Default under the Credit Agreement.

         SECTION 4. ACKNOWLEDGEMENT AND CONSENT

                  Each Borrower hereby acknowledges that it has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Credit Party under each of the Credit Documents to which such Credit Party is a party shall not be impaired and each of the

Credit Documents to which such Credit Party is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

         SECTION 5. DISTRIBUTION OF EXCESS DISTRIBUTABLE CASH.

                  Each Borrower hereby agrees that on or before February 15, 2005, Borrowers shall designate not less than $5,000,000 as "Excess Distributable Cash" under the Approved Plan of Reorganization, which "Excess Distributable Cash" shall be distributed on or before such date in accordance with the Approved Plan of Reorganization.

         SECTION 6. MISCELLANEOUS

         6.1 REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS.


                  A. On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

                  B. Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  C. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Lender under, the Credit Agreement or any of the other Credit Documents.

         6.2 FEES AND EXPENSES. Each Borrower acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent or the Lenders and counsel to Administrative Agent with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers.

         6.3 HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         6.4 APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         6.5 COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  Executed counterparts hereof may be delivered by telefacsimile. The effectiveness of any such signatures shall, subject to applicable law, have the same force and effect as an original copy with manual signatures and shall be binding on all Credit Parties, Administrative Agent and Lenders. Administrative Agent may also require that any such signatures be confirmed by a manually-signed copy thereof; provided, however, that the failure to request or deliver any such manually-signed copy shall not affect the effectiveness of any facsimile signature.

                  This Amendment (other than Section 1 hereof, the effectiveness of which shall be governed by Section 2 hereof) shall become effective upon the first date on which: (i) Borrowers and Requisite Lenders shall have each executed a counterpart hereof, and (ii) Company and Administrative Agent shall have received written or telephonic notification of such execution and authorization of delivery of such counterparts.


                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


BORROWERS:                             COVANTA ENERGY CORPORATION

                                       By:
                                           ------------------------------------
                                           Name:  Anthony Orlando
                                           Title:  Authorized Officer

                                       EACH OF THE ENTITIES NAMED ON SCHEDULE 1
                                       ANNEXED HERETO, as a Borrower

                                       By:
                                           ------------------------------------
                                            Name:  Anthony Orlando
                                            Title:  Authorized Officer

                                   SCHEDULE 1

                                 Other Borrowers

1.  AMOR 14 Corporation
2.  Burney Mountain Power
3.  Covanta Acquisition, Inc.
4.  Covanta Alexandria/Arlington, Inc.
5.  Covanta Bessemer, Inc.
6.  Covanta Bristol, Inc.
7.  Covanta Cunningham Environmental Support, Inc.
8.  Covanta Energy Americas, Inc.
9.  Covanta Energy Construction, Inc.
10. Covanta Energy Group, Inc.
11. Covanta Energy International, Inc.
12. Covanta Energy Resource Corp.
13. Covanta Energy Services, Inc.
14. Covanta Energy West, Inc.
15. Covanta Engineering Services, Inc.
16. Covanta Fairfax, Inc.
17. Covanta Geothermal Operations Holdings, Inc.
18. Covanta Geothermal Operations, Inc.
19. Covanta Haverhill Properties, Inc.
20. Covanta Haverhill, Inc.
21. Covanta Heber Field Energy, Inc.
22. Covanta Hennepin Energy Resource Co., Limited Partnership
23. Covanta Hillsborough, Inc.
24. Covanta Honolulu Resource Recovery Venture
25. Covanta Huntsville, Inc.
26. Covanta Hydro Energy, Inc.
27. Covanta Hydro Operations West, Inc.
28. Covanta Hydro Operations, Inc.
29. Covanta Imperial Power Services, Inc.
30. Covanta Indianapolis, Inc.
31. Covanta Kent, Inc.
32. Covanta Lancaster, Inc.
33. Covanta Lee, Inc.
34. Covanta Long Island, Inc.
35. Covanta Marion Land Corp.
36. Covanta Marion, Inc.
37. Covanta Mid-Conn, Inc.
38. Covanta Montgomery, Inc.
39. Covanta New Martinsville Hydroelectric Corporation
40. Covanta New Martinsville Hydro-Operations Corporation
41. Covanta Oahu Waste Energy Recovery, Inc.
42. Covanta Omega Lease, Inc.
43. Covanta Onondaga Operations, Inc.
44. Covanta Operations of Union, LLC
45. Covanta OPW Associates, Inc.

46. Covanta OPWH, Inc.
47. Covanta Pasco, Inc.
48. Covanta Plant Services of New Jersey, Inc.
49. Covanta Power Equity Corporation
50. Covanta Power Pacific, Inc.
51. Covanta Power Plant Operations
52. Covanta Projects of Hawaii, Inc.
53. Covanta Projects, Inc.
54. Covanta RRS Holdings, Inc.
55. Covanta Secure Services, Inc.
56. Covanta SIGC Energy, Inc.
57. Covanta SIGC Energy II, Inc.
58. Covanta SIGC Geothermal Operations, Inc.
59. Covanta Stanislaus, Inc.
60. Covanta Systems, LLC
61. Covanta Tampa Bay, Inc.
62. Covanta Tampa Construction, Inc.
63. Covanta Wallingford Associates, Inc.
64. Covanta Waste to Energy , LLC
65. Covanta Water Holdings, Inc.
66. Covanta Water Systems, Inc.
67. Covanta Water Treatment Services, Inc.
68. DSS Environmental, Inc.
69. ERC Energy II, Inc.
70. ERC Energy, Inc.
71. Haverhill Power, LLC
72. Heber Field Energy II, Inc.
73. Heber Loan Partners
74. LMI, Inc.
75. Mammoth Geothermal Company
76. Mammoth Power Company
77. Michigan Waste Energy, Inc.
78. Mt. Lassen Power
79. Pacific Geothermal Company
80. Pacific Oroville Power, Inc.
81. Pacific Wood Fuels Company
82. Pacific Wood Services Company
83. Penrose Landfill Gas Conversion, LLC
84. Three Mountain Operations, Inc.
85. Three Mountain Power, LLC
86. Toyon Landfill Gas Conversion, LLC

AGENTS AND LENDERS:                        BANK ONE, N.A.,
                                           as Administrative Agent


                                           By: /s/ Douglas P. Boersma
                                               ---------------------------------
                                               Name: Douglas P. Boersma
                                               Title: First Vice President


                                           SZ INVESTMENTS, L.L.C., as a Lender

                                           By: /s/ Donald J. Liebentritt
                                               ---------------------------------
                                               Name: Donald J. Liebentritt
                                               Title: Vice President


                                           GOLDMAN SACHS CREDIT PARTNERS,
                                           L.P., as a Lender

                                                By:
                                                Its:  General Partner

                                           By: /s/ Pedro Ramirez
                                               ---------------------------------
                                               Name: Pedro Ramirez
                                               Title: Authorized Signatroy


                                           THIRD AVENUE TRUST, ON BEHALF OF
                                           THE THIRD AVENUE VALUE FUND
                                           SERIES, as a Lender

                                           By: /s/ Vincent J. Dugan
                                               ---------------------------------
                                               Name: Vincent J. Dugan
                                               Title: Treasurer


                                           TRS ELARA LLC, as a Lender

                                           By:  /s/  Alice L. Wagner
                                               ---------------------------------
                                               Name:  Alice L. Wagner
                                               Title: Vice President

                                     ANNEX A

                                 See attachment

                                SCHEDULE 7.4(iv)

                    CERTAIN EXISTING PERFORMANCE GUARANTIES*

1. Covanta Guaranty, dated October 1, 1985, between Covanta Energy Corporation and the City of Alexandria; Alexandria Sanitation Authority; Arlington County and Arlington Solid Waste Authority, as amended;

2. Covanta Guaranty, dated December 20, 1985, between Covanta Energy Corporation, Town of Babylon and the Town of Babylon Industrial Development Agency;(1)

3. Covanta Guaranty, dated August 1, 1985, between Covanta Energy Corporation and City of Bristol; Town of Berlin; Town of Burlington; City of New Britain; Town of Plainville; Town of Plymouth; Town of Southington; Town of Washington;

4. Covanta Guaranty, dated October 1, 1996, between Covanta Energy Corporation and Town of Branford, CT; Town of Hartland, CT; and Town of Seymour, CT.

5. Covanta Guaranty, dated February 1, 1988, between Covanta Energy Corporation and County of Fairfax; Fairfax County Solid Waste Authority;

6. Covanta Guaranty, dated December 23, 1986, between Covanta Energy Corporation and New England Power Co., as amended;

7. Covanta Guaranty, dated August 1998, between Covanta Energy Corporation and Covanta Haverhill Associates (f/k/a Ogden Haverhill Associates);

8. Covanta Guaranty, dated July 8, 2003, between Covanta Energy Corporation and County of Hennepin;

9. Covanta Guaranty, dated January 9, 1985, between Covanta Energy Corporation and Hillsborough County, Florida;

10. Covanta Operating Guaranty, dated December 21, 1992, between Covanta Energy Corporation and City and County of Honolulu;

11. Covanta Liquidated Damages Guaranty, dated July 7, 1993, between Covanta Energy Corporation and City and County of Honolulu; Connecticut Bank and Trust, Hawaii Solid Waste Disposal, Energy & Resource Recovery Facility Trust (assigned to OPI 12/21/92);

12. Amended and Restated Covanta Guaranty, dated June 29, 1989, between Covanta Energy Corporation and Town of Huntington;

13. Covanta Guaranty, dated June 1, 1988, between Covanta Energy Corporation and Solid Waste Disposal Authority of the City of Huntsville;


----------
     Note: With respect to Waste to Energy Performance Guaranties with client communities the operating subsidiary has agreed to pay, and Covanta Energy Corporation, or an Affiliate, has guaranteed payment of, damages intended to compensate its customer for lost energy revenues, lack of waste processing capacity, or excess waste residue. Based upon the Company's performance at each facility and its system generally, it believes that there is no likelihood that such damages will be payable.

* Emergence entities may have certain outstanding obligations with respect to Bankrupt Subsidiaries; however, we cannot make representations that agreements will be assumed prior to the emergence of those entities.

(1) This entity is a Bankrupt Subsidiary. No decision has been made yet to assume or reject the contracts listed for this Subsidiary. The Bankrupt Subsidiary reserves its right under Section 365 of the Bankruptcy Code to assume or reject each of the contracts listed.

14. Covanta Guaranty, dated December 1, 1985, between Covanta Energy Corporation and City of Indianapolis;

15. Covanta Guaranty, dated October 1, 1987, between Covanta Energy Corporation and County of Kent; Department of Public Works;

16. Covanta Guaranty, dated September 25, 1987, between Covanta Energy Corporation and Lancaster County Solid Waste Management Authority;

17. Covanta Guaranty, dated January 16, 1990, between Covanta Energy Corporation and Lee County, as amended;

18.      Guaranty Agreement, dated December 11, 1986, of Ogden Corporation re:
         Obligations of Ogden Martin Systems of Marion, Inc. and Ogden Marion Land Corp. to Columbia Williamette Leasing, Inc.

19. Covanta Guaranty, dated September 10, 1984, between Covanta Energy Corporation and Portland General Electric Co.;

20. Covanta Guaranty, dated September 10, 1984, between Covanta Energy Corporation and Marion County Oregon;

21. Covanta Guaranty, dated December 21, 1992, and reaffirmed on July 1, 1996, between Covanta Energy Corporation and Greater Detroit Resource Authority;

22. Covanta Guaranty, dated December 21, 1992, between Covanta Energy Corporation and The Detroit Edison Co.;

23. Covanta Guaranty, dated October 21, 1991, and amended July 1, 1996, between Covanta Energy Corporation and Ogden Projects, Inc., Michigan Waste to Energy, and Greater Detroit Resource Authority;

24. Assignment and Assumption Agreement, dated December 21, 1992, between Combustion Engineering, Inc., and Covanta Projects, Inc.;

25. Covanta Guaranty, dated November 16, 1990, between Covanta Energy Corporation and Northeast Maryland Waste Disposal Authority;

26. Amended and Restated Covanta Guaranty, dated November 15, 1992, between Covanta Energy Corporation and Onondaga County Resource Recovery Agency;

27. Guarantee Agreement, dated October 10, 2003, between Covanta Energy Corporation and Covanta Onondaga Limited Partnership;

28. Covanta Guaranty, dated April 15, 1989, between Covanta Energy Corporation and Pasco County;

29. Covanta Guaranty, dated May 1, 1990, between Covanta Energy Corporation and City of Modesto and County of Stanislaus;

30. Covanta Guaranty, dated June 1, 1998, between Covanta Energy Corporation and Covanta Union, Inc.;

31. Covanta Guaranty, dated February 1, 1990, between Covanta Energy Corporation and Connecticut Resources Recovery Authority (Wallingford);

32. Guaranty, dated June 1, 1998, between Ogden Projects Inc. and Government Utilities Service Corporation;

33. Guaranty, dated December 15, 1989, between Covanta Power Pacific Inc. and Puget Sound Power & Light Company; and

34. Guaranty, dated December 19, 2000, effective as of December 22, 2000, between Covanta Energy Group, Inc. and the Connecticut Resources Recovery Authority.

                                SCHEDULE 7.4(vi)

                    CERTAIN EXISTING CONTINGENT OBLIGATIONS

  Project               Description                      Exposure                  Agreement, as amended to date
  -------               -----------                      --------                  -----------------------------
Babylon              Interest Rate Swap                        N/A          Interest Rate Swap Agreement, dated August 1,
                                                                            1985, between Covanta Babylon, Inc. and AIG
                                                                            Financial Product Corporation.

Bessemer             OPI's Guarantee of Service                 $0          Guarantee, dated June 1, 1998, by Covanta
                     Agreement ("S.A.") obligations,                        Projects, Inc. for the benefit of The Governmental
                     capped at $3 million                                   Utility Services Corporation of the City of
                                                                            Bessemer.

Bristol              Guarantee of performance                   $0          Electricity Guarantee, dated as of August 1, 1985,
                     obligations under Power Purchase                       by Covanta Energy Corporation to and for the
                     Agreement ("PPA").                                     benefit of The Connecticut Light and Power Company.

CEC                  Indemnity Agreement guarantees     $4,600,000          Schedule of Policies and Payments -- Paid Loss
                     CEC's obligations to reimburse                         Payments Plan and Payment Agreement, dated October
                     amounts paid by AIG for losses                         20, 2002, between National Union Fire Insurance
                     and expenses under the retention                       Company of Pittsburgh, PA, on behalf of itself and
                     for Workers' Compensation,                             all its affiliates including but not limited to
                     General Liability for Workers'                         American Home Assurance Company, The Insurance
                     Compensation, General Liability                        Company of the State of Pennsylvania, National
                     for the policy period.  This is a                      Union Fire Insurance Company of Pittsburgh, PA.,
                     post petition insurance policy.                        Commerce and Industry Insurance Company,

                                                                            Birmingham Fire Insurance Company, Illinois National
                                                                            Insurance Company, American International South
                                                                            Insurance Company, AIU Insurance Company and
                                                                            Covanta Energy Corporation.

CEC                  Program Agreement guarantees       $3,900,000          Program Agreement, dated October 20, 2003, between
                     CEC's obligations to reimburse                         ACE American Insurance Company and Covanta Energy
                     amounts paid by ACE for losses                         Corporation, Inc.
                     and expenses under the retention
                     for Workers' Compensation,
                     General Liability Automobile
                     Liability for the policy period.
                     This is a post petition insurance
                     policy.


  Project               Description                      Exposure                  Agreement, as amended to date
  -------               -----------                      --------                  -----------------------------

Haripur              Performance L/C's securing                 $0          $2,630,232 L/C issued per Application for Standby
                     obligations under Power Purchase                       Letter of Credit, dated November 21, 1999, between
                     Agreement ("PPA")                                      Covanta Energy Corporation and Citibank.

Hartford (MidConn)   Gurantee of perfrmance to operate  $5,000,000          Guaranty, dated December 19, 2000, effective as of
                     the electiric generation facility                      December 22, 2000, between Covanta Energy Group,
                     pursuant to the Operations                             Inc. and the Connecticut Resources Recovery
                     Agreement.                                             Authority.

Huntington           Guarantee of Partnership                   $0          Covanta Corporation Guarantee Agreement, dated
                     obligations, including tax                             January 30, 1992, by Covanta Energy Corporation to
                     indemnity and termination put                          Allstate Insurance Co. and Ogden Martin Systems of
                     price.                                                 Huntington Resource Recovery Nine Corporation.

                                                                            First Amended & Restated Ogden Corporation
                                                                            Guarantee Agreement, dated January 30, 1992, for
                                                                            Mission Zeta and Pitney Bowes Credit Corporation

Koma Kulshan         Guarantee of PPA Obligations               $0          Guarantee:  dated December 15, 1989, by Covanta
                                                                            Power Projects, Inc. (f/k/a Pacific Energy) for
                                                                            the benefit of Puget Sound Power & Light Company

LICA                 Cash deposit supporting LICA L/C     $300,000          Letter Agreement between Covanta Energy
                                                                            Corporation and Bank of America regarding $300,000
                                                                            cash deposit in support of the LICA Letter of
                                                                            Credit issued by Bank of America.

Union                Guarantee of Operating Lease      $18,195,000          Subordinated Rent Guarantee Agreement, dated June
                     Obligations                        (Principal          1, 1998, by Covanta Energy Corporation for the
                                                        Amount O/S          benefit of the Union County Utilities
                                                                on          Authority and Summit Bank, as Trustee.
                                                      Subordinated
                                                      Lease Bonds)

NOTE 1: Where a "$0" appears in the "Exposure" column, this represents the Company's reasonable expectation related to the applicable Contingent Obligation.

a. OMS Babylon has no obligation to pay AIG unless Town of Babylon pays Covanta Babylon (i.e., The cost of the Swap is a pass through to the client.)

                           ACKNOWLEDGMENT AND CONSENT


Reference is made to (i) that certain Credit Agreement (the "CREDIT AGREEMENT") dated as of March 10, 2004 by and among by and among COVANTA ENERGY CORPORATION, a Delaware corporation ("COMPANY"), and THE SUBSIDIARIES OF COMPANY LISTED ON THE SIGNATURE PAGES THEREOF AS BORROWERS (collectively, Company and such Subsidiaries of Company are "BORROWERS" and each a "BORROWER"), THE LENDERS PARTY THERETO, and BANK ONE, N.A., as Administrative Agent for the Lenders ("ADMINISTRATIVE AGENT"), and (ii) that certain First Amendment to Credit Agreement (the "AMENDMENT") dated as of December 15, 2004 by and among Borrowers, the financial institutions parties thereto as Lenders and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement (as amended by the Amendment). Danielson Holding Corporation, a Delaware corporation ("DHC"), hereby acknowledges that it has read the Amendment and consents to the terms thereof and further hereby confirms and agrees that, notwithstanding the effectiveness of the Amendment, the obligations of DHC under each of the Credit Documents to which it is a party shall not be impaired and each of the Credit Documents to which DHC is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.


On and after the First Amendment Effective Date (as defined in the Amendment), each reference in the Credit Documents to which DHC is a party to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by the Amendment.


THIS ACKNOWLEDGMENT AND CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.


                                              DANIELSON HOLDING CORPORATION,
                                              as a Credit Party


                                              By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------